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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

                         SUPPLEMENT DATED JULY 12, 2004
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2004
                                      FOR
                          MERRILL LYNCH IRA ANNUITYSM


This supplement describes changes to the name and investment strategies of Merrill Lynch Small Cap Value Fund, Inc. (the "Fund"). This Fund is available under the Merrill Lynch IRA AnnuitySM (the "Contract") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Contract Prospectus for future reference.

Effective July 26, 2004, Merrill Lynch Small Cap Value Fund, Inc. will change its name to Merrill Lynch Value Opportunities Fund, Inc. In addition, effective September 15, 2004, the Fund will eliminate its non-fundamental investment restriction to invest at least 80% of its assets in equity securities of small cap companies. This change will not affect the Fund's investment objective to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

This information supplements and supersedes the information contained in the Prospectus.

                                  *    *    *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 for Contracts issued by Merrill Lynch Life Insurance Company or (800) 333-6524 for Contracts issued by ML Life Insurance Company of New York, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.